NUVEEN LARGE CAP GROWTH FUND

SUPPLEMENT DATED OCTOBER 16, 2017

TO THE SUMMARY PROSPECTUS DATED MARCH 31, 2017

1.	The section “Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6[5]	Class I	Class T
Management Fees[3]	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.26%	0.27%	0.18%	0.27%	0.26%
Total Annual Fund Operating Expenses	1.17%	1.93%	0.84%	0.93%	1.17%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.19)%	(0.20)%	(0.20)%	(0.20)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98%	1.73%	0.64%	0.73%	0.98%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
5	Class R6 shares were established on June 30, 2016. Accordingly, Other Expenses are estimated for the current fiscal year.

2.	The section “Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	C	R6	I	T	A	C	R6	I	T
1 Year	$669	$176	$65	$75	$347	$669	$176	$65	$75	$347
3 Years	$894	$572	$232	$261	$580	$894	$572	$232	$261	$580
5 Years	$1,151	$1,009	$431	$480	$846	$1,151	$1,009	$431	$480	$846
10 Years	$1,885	$2,225	$1,004	$1,110	$1,605	$1,885	$2,225	$1,004	$1,110	$1,605

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-LCGS-1017P